Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Faubert, the Chief Executive Officer of SpeedFam-IPEC, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of SpeedFam-IPEC, Inc. on Form 10-Q for the quarter ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of SpeedFam-IPEC, Inc.

/s/	RICHARD J. FAUBERT

Richard J. Faubert Chief Executive Officer

I, J. Michael Dodson, the Chief Financial Officer of SpeedFam-IPEC, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of SpeedFam-IPEC, Inc. on Form 10-Q for the quarter ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of SpeedFam-IPEC, Inc.

/s/	J. MICHAEL DODSON

J. Michael Dodson Chief Financial Officer